                                                                    EXHIBIT 10.3

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

DELPHI          M2 Long-Term Contract 2003(1)           Energy & Chassis Systems
                                                        Page 1 of 3

Buyer:
Delphi Energy & Chassis Systems
5820 Delphi Drive
Troy MI  48098

REQUIREMENTS CONTRACT

PO Number                           Date Issued
550005511                           04/01/2002
Version
03/28/2003  08:25:32


PLEASE DELIVER TO:
           SEE DELIVERY SCHEDULE


AUTOCAM CORP
4070 E PARIS AVE SE
KENTWOOD MI 49512-3909


Vendor No: 1005921
DUNS No:   101639599

PAYMENT TERMS:  Z025                    CURRENCY:  USD
NET 25 PROX
INCOTERMS:  FOB-Freight Collect


ITEM NO.          MATERIAL NO.                                         PLANT
                  DESCRIPTION
00040             17122120                                             DELPHI E & C COOPERSVILLE

                  CORE BLANK
                  VALID FROM        VALID TO            CURRENCY         PRICE         PRICE UNIT          UOM
                     08/01/1998       12/31/2003          USD            (***)            1,000             PC

This Requirement Contract is for 100% unless otherwise specified.

00030             25168276                                             DELPHI E & C COOPERSVILLE

                  GUIDE-F/INJR VLV
                  VALID FROM        VALID TO           CURRENCY         PRICE         PRICE UNIT          UOM
                      04/01/02        5/31/2002          USD            (***)            1,000             PC
                      06/01/02         12/31/02          USD            (***)            1,000             PC
                      1/1/2003        12/31/2003         USD            (***)            1,000             PC
                      1/1/2004        12/31/2004         USD            (***)            1,000             PC
                      1/1/2005        12/31/2005         USD            (***)            1,000             PC
                      1/1/2006        12/31/2006         USD            (***)            1,000             PC
                      1/1/2007        12/31/2007         USD            (***)            1,000             PC
                      1/1/2008        12/31/2008         USD            (***)            1,000             PC
                      1/1/2009        12/31/2009         USD            (***)            1,000             PC

This Requirement Contract is for 100% unless otherwise specified.

00020             25170197                                             DELPHI E & C COOPERSVILLE

                  Valve-F/INJR
                  ***THIS AMENDMENT CHANGES PRICE***
                  VALID FROM        VALID TO            CURRENCY         PRICE         PRICE UNIT          UOM
                     01/01/2002       05/05/2002          USD            (***)            1,000             PC
                     05/06/2002       06/09/2002          USD            (***)            1,000             PC


Purchasing Contact:  Wilder, Jessie              Contact Address:

Phone:  248-813-4367                             DELPHI ENERGY & CHASSIS SYSTEMS
                                                 5725 Delphi Drive
                                                 TROY MI  48098-2815
Fax: 248-813-4577
                              Date and Time Printed

DELPHI                                                  Energy & Chassis Systems
                                                        Page 2 of 3

AUTOCAM CORP
4070 E PARIS AVE SE
KENTWOOD MI 49512-3909

REQUIREMENTS CONTRACT

PO Number                           Date Issued
550005511                           04/01/2002
Version
03/28/2003  08:25:32

ITEM NO.          MATERIAL NO.                                         PLANT
                  DESCRIPTION


                  VALID FROM        VALID TO            CURRENCY         PRICE         PRICE UNIT          UOM
                     6/10/2002        07/31/2002          USD            (***)            1,000             PC
                      8/1/2002         8/2/2002           USD            (***)            1,000             PC
                      8/3/2002        12/31/2002          USD            (***)            1,000             PC
                      1/1/2003        12/31/2003          USD            (***)            1,000             PC
                      1/1/2004        12/31/2004          USD            (***)            1,000             PC
                      1/1/2005        12/31/2005          USD            (***)            1,000             PC
                      1/1/2006        12/31/2006          USD            (***)            1,000             PC

This Requirement Contract is for 100% unless otherwise specified.

00010             25173495                                             DELPHI E & C COOPERSVILLE
                  Pole Piece Plated

                  ***THIS AMENDMENT CHANGES PRICE***

                  VALID FROM        VALID TO            CURRENCY         PRICE         PRICE UNIT          UOM
                     01/01/2002       05/05/2002          USD            (***)            1,000             PC
                     05/06/2002       06/09/2002          USD            (***)            1,000             PC
                     6/10/2002        12/31/2002          USD            (***)            1,000             PC
                     01/01/2003       12/31/2003          USD            (***)            1,000             PC
                     01/01/2004       12/31/2004          USD            (***)            1,000             PC
                     01/01/2005       12/31/2005          USD            (***)            1,000             PC
                     01/01/2006       12/31/2006          USD            (***)            1,000             PC

This Requirement Contract is for 100% unless otherwise specified.

Notes:

This Contract replaces previous contract # FCL00-1.

***********************

***********************

As a supplier to Delphi Energy & Chassis you must use a Delphi approved transportation provider when Delphi is paying the bill. If you require assistance or routing instructions please contact Menlo Worldwide Logistics at 800-805-9433. Failure to follow these instructions could result in a charge back to your company.

***********************

***********************

Delphi requires suppliers of productive material be capable of communicating material forecasts, material schedules, shipping notices and associated information through Electronic Data Interchange (EDI). To insure that EDI communications are accurate and effective, each productive material supplier will be required to become EDI Certified by exhibiting their ability to send and/or receive the appropriate EDI messages in accordance with applicable standards prior to providing productive material. EDI Certification will be conducted and coordinated by the EDI Competency organization.

An Internet electronic form alternative solution is intended to provide relief in situations where establishing an in-house EDI capability is a hardship for a supplier providing limited material.

Please refer to Delphi's website: www.delphiauto.com then Suppliers/Project Vega/Supplier Requirements, for additional information.

***************************

***************************

DELPHI                                                  Energy & Chassis Systems
                                                        Page 3 of 3


AUTOCAM CORP
4070 E PARIS AVE SE
KENTWOOD MI 49512-3909


REQUIREMENTS CONTRACT

PO Number                           Date Issued
550005511                           04/01/2002
Version
03/28/2003  08:25:32


ITEM NO.          MATERIAL NO.                                         PLANT
                  DESCRIPTION


Notes Continued:

Seller acknowledges and agrees that Buyer's General Terms and Conditions are incorporated in, and a part of, this contract and each purchase order, release, requisition, work order, shipping instruction, specification and other document issued by Buyer or accepted in writing by Buyer, whether expressed in written form or by electronic data interchange, relating to the goods and/or services to be provided by Seller pursuant to this contract (such documents are collectively referred to as this "Contract"). A copy of Buyer's General Terms and Conditions is available upon written request to Buyer or via the internet at Delphi's website, delphiauto.com. Seller acknowledges and agrees that it has read and understands Buyer's General Terms and Conditions. If Seller accepts this Contract in writing or commences any of the work or services which are the subject of this Contract, Seller will be deemed to have accepted this Contract and Buyer's General Terms and Conditions in their entirety without modification. Any additions to, changes in, modifications of, or revisions of this Contract (including Buyer's General Terms and Conditions) which Seller proposes will be deemed to be rejected by Buyer except to the extent that Buyer expressly agrees to accept any such proposals in writing.

****************************

****************************

Title to goods shall transfer from seller to buyer upon arrival at buyer's consuming plant.

****************************

06/25/02 - Alteration to change price on Material Nos. 25173495 (Item 10) & 25170197 (Item 20).

08/28/02 - Alteration to change price on Material Nos. 25173495 (Item 10), 25170197 (Item 20), and 25168276 (Item 30). slh

12/04/02 - Alteration to extend Requirements Contract on Material No. 17122120 (Item 40). kam

12/19/02 - Alteration to extend Requirements Contract and change price on Material No. 25179495 (Item 10), 25170197 (Item 20), and 25168276 (Item 30). kam

03/28/03 - Alteration to change price on Material Nos. 25179495 (Item 10) and 25170197 (Item 20). kam

                  DELPHI MULTEC 3.5 AND MULTEC 2 FUEL INJECTOR
                      PROGRAM - DEFINED PARTS REQUIREMENTS

                                      (***)